                                 SCHEDULE 14A

                    Information Required in Proxy Statement

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              UAM Funds, Inc. II
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1) Title of each class of securities to which transaction applies:

          ______________________________________________________________________

          2) Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

          4) Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

          5) Total fee paid:

          ______________________________________________________________________
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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

          __________________________________________________

          2) Form, Schedule or Registration Statement No.:

          __________________________________________________

          3) Filing Party:

          __________________________________________________

          4) Date Filed:

          __________________________________________________

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                               UAM FUNDS, INC. II
                       Funds for the Informed Investor/sm/
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 1-877-826-5465

                                                               December 18, 2001

Dear Shareholder:

     Attached to this letter is a notice of a special meeting of the shareholders of UAM Funds, Inc. II ("UAM"). A special meeting of the shareholders of UAM was convened as initially scheduled on December 11, 2001, but it was adjourned and rescheduled for January 10, 2002 (the "Rescheduled Meeting"). The Rescheduled Meeting is being held to approve the transfer of a portfolio of UAM, Analytic Enhanced Equity Fund, into PBHG Funds, as a new portfolio named PBHG Disciplined Equity Fund (the "Proposal"). This transaction was described in the proxy statement previously sent to shareholders of the Analytic Enhanced Equity Fund. ONLY SHAREHOLDERS OF THE ANALYTIC ENHANCED EQUITY FUND MAY VOTE ON THE PROPOSAL AT THE RESCHEDULED MEETING. Proxies previously received from Analytic Enhanced Equity Fund shareholders are still valid.

     Shareholders of Analytic Defensive Equity Fund, Analytic Master Fixed Income Fund/1/, Analytic Short-Term Government Fund and Analytic International Fund (the "Remaining Portfolios"), are not entitled to vote on the Proposal at the Rescheduled Meeting. Under Maryland law, which governs aspects of UAM shareholders voting rights, shareholders of the Remaining Portfolios are entitled to notice of the Rescheduled Meeting at which approval of the transfer of substantially all of the assets of UAM may occur. Implementation of the Proposal will result in the transfer of all of the assets of Analytic Enhanced Equity Fund into PBHG Funds, which, for this Maryland law purpose, constitute substantially all of the assets of the combined portfolios of UAM. However, the transaction will have no effect on an investment in the Remaining Portfolios.

     The Rescheduled Meeting will be held at the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania, on January 10, 2002, at 9:00 a.m., Eastern time. If you have any questions regarding the attached notice, please call 1-877-826-5465 and an information agent will assist you.

                                            Sincerely,



                                            James F. Orr, III
                                            Chairman



/1/ Although the Analytic Master Fixed Income Fund was liquidated on November 15, 2001, the record date for the Rescheduled Meeting is October 12, 2001. Therefore, the shareholders of record of the Analytic Master Fixed Income Fund on October 12, 2001 are entitled to receive the attached notice.

                               UAM FUNDS, INC. II
                       Funds for the Informed Investor/sm/
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                                               December 18, 2001

Dear Shareholder:

     Attached to this letter is a notice of a special meeting of the shareholders of UAM Funds, Inc. II ("UAM"). A special meeting of the shareholders of UAM was convened as initially scheduled on December 11, 2001, but it was adjourned and rescheduled for January 10, 2002 (the "Rescheduled Meeting"). The Rescheduled Meeting is being held to approve the transfer of a portfolio of UAM, Analytic Enhanced Equity Fund, into PBHG Funds, as a new portfolio named PBHG Disciplined Equity Fund (the "Proposal"). This transaction was described in the proxy statement previously sent to shareholders of the Analytic Enhanced Equity Fund. ONLY SHAREHOLDERS OF THE ANALYTIC ENHANCED EQUITY FUND MAY VOTE ON THE PROPOSAL AT THE RESCHEDULED MEETING. Proxies previously received from Analytic Enhanced Equity Fund shareholders are still valid.

     Shareholders of Analytic Defensive Equity Fund, Analytic Master Fixed Income Fund/1/, Analytic Short-Term Government Fund and Analytic International Fund (the "Remaining Portfolios"), are not entitled to vote on the Proposal at the Rescheduled Meeting. Under Maryland law, which governs aspects of UAM shareholders voting rights, shareholders of the Remaining Portfolios are entitled to notice of the Rescheduled Meeting at which approval of the transfer of substantially all of the assets of UAM may occur. Implementation of the Proposal will result in the transfer of all of the assets of Analytic Enhanced Equity Fund into PBHG Funds, which, for this Maryland law purpose, constitute substantially all of the assets of the combined portfolios of UAM. However, the transaction will have no effect on an investment in the Remaining Portfolios.

     The Rescheduled Meeting will be held at the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania, on January 10, 2002, at 9:00 a.m., Eastern time.

                                                 Sincerely,



                                                 James F. Orr, III
                                                 Chairman




/1/ Although the Analytic Master Fixed Income Fund was liquidated on November 15, 2001, the record date for the Rescheduled Meeting is October 12, 2001. Therefore, the shareholders of record of the Analytic Master Fixed Income Fund on October 12, 2001 are entitled to receive the attached notice.
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                              UAM FUNDS, INC. II
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456

             NOTICE OF RESCHEDULED SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held on January 10, 2002

     TO THE SHAREHOLDERS OF UAM FUNDS, INC. II:

     NOTICE IS HEREBY GIVEN that, due to adjournment, the Special Meeting of Shareholders ("Special Meeting") of UAM Funds, Inc. II ("UAM Funds") that was scheduled to occur on December 11, 2001, will be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on January 10, 2002, at 9:00 a.m., Eastern time, for the following purposes:

     1. To approve the transfer of a portfolio of UAM Funds, Analytic Enhanced Equity Fund ("Enhanced Equity"), into PBHG Funds as a new portfolio named PBHG Disciplined Equity Fund ("Disciplined Equity"). This action requires approval by the shareholders of Enhanced Equity of an Agreement and Plan of Reorganization (the "Agreement") between UAM Funds acting on behalf of Enhanced Equity and PBHG Funds acting on behalf of Disciplined Equity.

          Pursuant to the Agreement, all of the assets of Enhanced Equity (other than those required to discharge Enhanced Equity's obligations) will be transferred to Disciplined Equity. Upon such transfer, PBHG Funds will issue shares of Disciplined Equity to Enhanced Equity. Enhanced Equity will then make a liquidating distribution of the Disciplined Equity shares so received to shareholders of Enhanced Equity. Each shareholder of Enhanced Equity will receive a number of Disciplined Equity shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of Enhanced Equity. As soon as reasonably practicable after the transfer of its assets, Enhanced Equity will pay or make provision for payment of all its liabilities. Enhanced Equity will then terminate its existence as a separate series of UAM Funds and its outstanding shares will then be cancelled.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting.

          All shareholders of record of UAM Funds as of the close of business on October 12, 2001, are entitled to notice of, and to attend, the Special Meeting or any adjournment thereof. Only shareholders of Enhanced Equity are entitled to vote at the Special Meeting or any adjournment thereof.

     All shareholders of UAM Funds are invited to attend the Special Meeting, but only shareholders of Enhanced Equity may vote. If you are a shareholder of Enhanced Equity, cannot attend the Special Meeting and have not previously voted, please complete and return the proxy that was previously sent to you, as promptly as possible. The proxy is being solicited by the management of UAM Funds. This is important for the purpose of ensuring a quorum at the Special Meeting. You may also grant proxies to vote your shares by calling the telephone number on your proxy card, or on the Internet at http://www.proxyvote.com. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to UAM Funds at any time before the proxy is exercised or by voting in person at the Special Meeting.

                                        Linda T. Gibson
                                        Secretary
December  11, 2001